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                                                                    EXHIBIT 10.2


                         UNITED STATES EXPLORATION, INC.

                              AMENDED AND RESTATED
                        1989 INCENTIVE STOCK OPTION PLAN


         WHEREAS, the Board of Directors and shareholders of United States Exploration, Inc., formerly known as Akiyama Financial Corporation (the "Company"), previously adopted and approved a 1989 Incentive Stock Option Plan (the "Plan") for the benefit of key employees and to advance the best interests of the Company; and

         WHEREAS, the Company desires to amend and restate the Plan to reflect certain changes in applicable law since the date of its adoption and to cure certain ambiguities.

         NOW THEREFORE, the Company hereby amends and restates the Plan as follows:

                                    ARTICLE I
                                 PURPOSE OF PLAN

         This AMENDED AND RESTATED 1989 INCENTIVE STOCK OPTION PLAN (the "Plan") of United States Exploration, Inc. (the "Company") for executive and other key employees of the Company, is intended to advance the best interests of the Company by providing those persons who have a substantial responsibility for its management and growth with additional incentive and by increasing their proprietary interest in the success of the Company, thereby encouraging them to remain in its employ. Further, the availability and offering of Incentive Stock Options under the Plan supports and increases the Company's ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

                                   ARTICLE II
                                   DEFINITIONS

         For Plan purposes, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth below:

         "Act" shall mean the Securities Exchange Act of 1934 and the rules promulgated thereunder, as heretofore or hereafter amended.

         "Board" shall mean the Board of Directors of the Company.

         "Code" shall mean the Internal Revenue Code of 1986, and the rules and regulations promulgated thereunder, as heretofore or hereafter amended.



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         "Committee" means one or more of the committees described below.
Members of the Committee shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board.

                  (a) Generally: If paragraphs (b) and (c) below are not applicable, the "Committee" shall consist of one or more members of the Board and/or such other person or persons as may be appointed from time to time by the Board, or the entire Board if no such Committee has been appointed.

                  (b) For Reporting Persons: With respect to the grant or administration of any Options granted under the Plan to persons who are subject to the reporting requirements under Section 16(a) of the Act, unless the Board determines otherwise, the Committee shall be constituted so as to comply with Rule 16b-3 promulgated under the Act and shall consist of (a) two non-employee directors (as defined in Rule 16b-3) or (B) the entire Board ("16b-3 Committee"); provided that if a 16b-3 Committee is not required for such grant or grants to meet the exemption requirements under 16b-3, then this sentence shall not be applicable.

                  (c) For Compliance with Code Section 162(m): With respect to the grant or administration of any Options granted under the Plan to a person subject to Code Section 162(m) and for which the Board determines, in its discretion, that compliance with Code Section 162(m) is necessary or desirable, the Committee shall be constituted so as to comply with Code Section 162(m) and the Treasury Regulations thereunder and shall consist of two or more outside directors and no other person; provided that if a 162(m) Committee is not required for such grant or grants to meet the conditions of Code Section 162(m), then this sentence shall not be applicable.

         "Common Shares" shall mean the common shares of the Company, $.0001 par value per share, or, in the event that the outstanding common shares are hereafter changed into or exchanged for different shares or securities of the Company, such other shares or securities.

         "Fair Market Value" shall mean, as of any date, the closing price of the Common Shares on the principal market in which they are then traded on the last trading day preceding such date or, if no closing price is reported for the Common Shares on such trading day, on the next preceding trading day on which a closing price was reported, as reported by such responsible source as the Committee may select. In the event that closing prices for the Common Shares are not being reported at the time that Fair Market Value is determined, the Committee may determine the Fair Market Value in such other manner as it may deem more equitable for Plan purposes or as is required by applicable laws or regulations.

         "Incentive Stock Option" or "ISO" shall mean a stock option which is intended to meet and comply with the terms and conditions for an 'incentive stock option' as set forth in Section 422 of the Code.


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         "Optionee" shall mean an employee of the Company who has been granted one or more Incentive Stock Options under the Plan.

         "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Common Shares hereunder.

         "10% Shareholder" shall mean an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary company, as defined in Section 424(e) and 424(f) of the Code. Attribution rules under Section 424(d) of the Code are applicable to determine whether the 10% ownership rule is satisfied.

                                   ARTICLE III
                           ADMINISTRATION OF THE PLAN

         1. The Committee shall administer the Plan and accordingly, it shall have full power to grant Incentive Stock Options, construe and interpret the Plan, establish rules and regulations and perform all other acts, including the delegation of administrative responsibilities, it believes reasonable and proper.

         2. The determination of those eligible to receive Incentive Stock Options and the number of shares covered by and the timing of exercisability of each stock option and the terms and conditions of the respective stock option agreements shall rest in the sole discretion of the Committee, subject to the provisions of the Plan.

         3. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, or in any Incentive Stock Option granted hereunder, in the manner and to the extent it shall deem necessary to carry it into effect.

         4. Any decision made, or action taken, by the Committee or the Board arising out of or in connection with the interpretation and administration of the Plan shall be final and conclusive.

         5. Meetings of the Committee shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members.

         6. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including, but not limited to, the exercise of any power or discretion given to him under the plan, except those resulting from his own gross negligence or willful misconduct.


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         7. The Plan shall be administered in such a manner as to permit the
Incentive Stock Options granted hereunder to qualify as "Incentive Stock Options" as described in Section 422 of the Code and, to the extent practical, such that the grant of options shall qualify for the exemption provided by Rule 16b-3(d) of the Act.

         8. The Company, through its management shall supply full and timely information to the Committee on all matters relating to eligible employees, their duties and performance, and current information on death, retirement, and disability or other termination of employment of Optionees, and such other pertinent information as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties hereunder.

                                   ARTICLE IV
                           SHARES SUBJECT TO THE PLAN

         1. The total number of Common Shares available for grants of Incentive Stock Options under the Plan shall be 1,000,000 Common Shares, subject to adjustment in accordance with Article VII of the Plan, which shares may be either authorized but unissued or reacquired Common Shares of the Company.

         2. If an Incentive Stock Option or portion thereof shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered by such ISO shall be available for future grants of Incentive Stock Options.

                                    ARTICLE V
                                GRANT OF OPTIONS

         1. Consistent with the Plan's purpose, Incentive Stock Options may be granted to employees of the Company and any parent or subsidiary of the Company who are performing or who have been engaged to perform services of special importance to the management, operation or development of the Company or any parent and subsidiary of the Company. Included as eligible employees are officers of the Company, including those who are also members of the Board. Nonemployee members of the Board shall not be eligible for ISO grants.

         2. Any Incentive Stock Option granted to an employee who at the time of grant is a 10% Shareholder shall meet the terms of Section 422(c)(5) of the Code.

                                   ARTICLE VI
                        STOCK OPTION TERMS AND CONDITIONS

         1. All Incentive Stock Options granted under the Plan shall be evidenced by agreements which shall be subject to applicable provisions of the Plan, and such other provisions as the Committee may adopt, including the provisions set forth in paragraphs 2 through 11 of this Article VI.


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         2. The option price per share shall not be less than 100% of the Fair
Market Value of a Common Share on the date of grant and the Committee, in its discretion, may specify a higher price than the Fair Market Value. The price at which shares may be purchased by a 10% Shareholder shall be not less than 110% of the fair market value of the Common Shares on the date the option is granted.

         3. All Incentive Stock Options granted hereunder must be granted within ten years from the earlier of the date this Plan is adopted or approved by the Company's shareholders.

         4. No Incentive Stock Option granted hereunder shall be exercisable after the expiration of 10 years from the date such ISO is granted; provided, however, that no ISO granted to any 10% Shareholder shall be exercisable after the expiration of five years from the date such ISO is granted. The Committee, in its discretion, may provide that an option shall be exercisable during all or any portion of such ten- or five-year period or during any lesser period of time.

         The Committee may establish installment exercise terms for an Incentive Stock Option such that the ISO becomes exercisable in a series of cumulating portions or upon the happening of a specified event or condition.

         5. An Incentive Stock Option, or portion thereof, shall be exercised by delivery of (i) a written notice of exercise to the Company specifying the number of Common Shares to be purchased, and (ii) payment of the full price of such Common Shares, as fully set forth in paragraph 6 of this Article VI.

         Until the Common Shares represented by an exercised ISO are issued to an Optionee, he shall have none of the rights of a shareholder.

         6. The price of an exercised Incentive Stock Option, or portion thereof, may be paid:

                  A. In United States dollars, in cash or by cashier's check, certified check, bank draft or money order, payable to the order of the Company in an amount equal to the option price; or

                  B. At the discretion of the Committee, through the delivery of fully paid and nonassessable Common Shares, with an aggregate Fair Market Value as of the date of the ISO exercise equal to the option price or any other form of "cashless" exercise; or

                  C. By a combination of both A and B above.

         The Committee shall determine acceptable methods for tendering Common Shares as payment upon exercise of an Incentive Stock Option and may impose such limitations and prohibitions on the use of Common Shares to exercise an ISO as it deems appropriate.


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         7. Except for grants of Incentive Stock Options described in Article
VII, no person may be granted Incentive Stock Options covering more than 3% of outstanding Common Shares in any calendar year (in each case as adjusted as provided in Article VII).

         8. Except by will or the laws of descent and distribution, no right or interest in any Incentive Stock Option granted under the Plan shall be assignable or transferable, and no right or interest of any Optionee shall be liable for, or subject to, any lien, obligation or liability of the Optionee. Incentive Stock Options shall be exercisable during the Optionee's lifetime only by the Optionee or the duly appointed legal representative of an incompetent Optionee.

         9. Unless otherwise provided in the Option Agreement, in the event an Optionee shall cease to be employed by the Company, die, or become permanently or totally disabled (within the means of Section 72(m)(7) of the Code) while he is holding one or more Incentive Stock Options, each ISO held shall expire at the earlier of the expiration of the Incentive Stock Option's term or the following:

                  A. If the termination of Optionee's employment occurs for any reason other than death or disability, such Optionee shall have the right to exercise the ISO for three months after such termination date, but not later than the expiration date of the ISO, to the extent that it was exercisable on the date of such termination of employment; or

                  B. If the Optionee shall die or become disabled while employed by the Company or during a three-month period after termination of such employment while an ISO is exercisable under A. above, the personal representative or administrator of the Optionee's estate or the person(s) to whom an ISO granted hereunder shall have been validly transferred by such personal representative or administrator pursuant to the Optionee's will or the laws of descent and distribution, shall have the right to exercise the ISO for one year after the date of the Optionee's death, but not later than the expiration date of the ISO, to the extent such ISO was exercisable on the date of the termination of such Optionee's employment.

         No transfer of an Incentive Stock Option by the will of an Optionee or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of such Incentive Stock Option.

         10. For the purposes of this paragraph, it shall not be considered a termination of employment when an Optionee is placed by the Company on military or sick leave or such other type of leave of absence which is considered by the Committee as continuing intact the employment relationship of the Optionee. In case of such leave of absence, the employment relationship shall be continued until the later of the date when such leave equals 90 days or the date when the Optionee's right to re-employment with the Company shall no longer be guaranteed either by statute or contract.


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         11. Notwithstanding any other provision of the Plan, in the case of any
ISO granted under the Plan, the following provisions will apply:

                  A. The aggregate Fair Market Value of the Common Shares, determined as of the time the ISO is granted, for which any Optionee may be granted Incentive Stock Options under the Plan or any other plan of the Company or of any corporation which is a parent or subsidiary corporation (as defined in Code Sections 424(e) and 424(f)) which are first exercisable in any calendar year shall not exceed $100,000, computed in accordance with Section 422(d) of the Code; and

                  B. Any Optionee who disposes of Common Shares acquired on the exercise of an ISO by sale or exchange either (i) within two years after the date of the grant of the ISO under which the stock was acquired, or (n) within one year after the acquisition of such Shares, shall notify the Company of such disposition and of the amount realized upon such disposition. The transfer of Common Shares may also be restricted by applicable provisions of the Securities Act of 1933, as amended.

                                   ARTICLE VII
                                CORPORATE CHANGES

         1. The number of shares and purchase price of Stock previously made subject to an ISO and the aggregate number of shares available for issuance under the Plan shall be proportionately adjusted in the event of any stock dividend, stock split, reverse stock split or other division or combination of outstanding Common Shares as determined by the Committee.

         2. In the event of a merger or consolidation to which the Company is a party and as a result of which the stockholders of the Company immediately prior to the transaction will own less than a majority of the combined voting power and ownership interest of the surviving corporation immediately after the transaction [i] all outstanding Incentive Stock Options, whether or not otherwise exercisable, shall become fully exercisable in respect of all Common Shares covered thereby immediately prior to the effective time of the transaction, contingent upon the consummation of the transaction, and [ii] any Incentive Stock Options not exercised prior to the transaction shall automatically terminate at the effective time of the transaction. The Committee shall make such arrangements as it deems appropriate to allow Optionees to exercise their Incentive Stock Options contingent upon the consummation of the transaction, including, without limitation, establishing a cut-off date in advance of the effective time of the transaction by which Incentive Stock Options must be exercised. In the event that the transaction is not ultimately consummated, all exercises of Incentive Stock Options pursuant to this provision shall be of no force or effect, the Company shall return to the Optionees all notices of exercise, payments and other documents received by it in connection with such exercise and all Incentive Stock Options shall be exercisable only 'in accordance with their original terms.


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         3. In the event of a sale of all or substantially all of the property of the Company, the sale or exchange by the Company or any one or more stockholders of the Company of Common Shares constituting 50% or more of the Common Shares outstanding immediately following such sale or exchange, or the dissolution or liquidation of the Company, the Committee may, in its discretion, take such action with respect to outstanding Incentive Stock Options as it deems appropriate, including, without limitation [i] accelerating the exercisability thereof, subject to such procedures and conditions as it may determine, [ii] providing for the termination of all unexercised Incentive Stock Options as of the effective date of the transaction or any other date established by the Committee, [iii] providing for the conversion of outstanding Incentive Stock Options into options or other rights to acquire stock or other securities or property of any entity acquiring all or any portion of the Company's property or any Common Shares in the transaction, or any Affiliate of such an entity, on terms deemed reasonable by the Committee in its sole discretion, or [iv] making cash payments to Optionees in settlement of their Stock Option in an amount equal to the difference between the Fair Market Value of the Stock for which they are then exercisable, or for all of the Common Shares covered thereby, as the Committee may determine, and the Stock Option Price thereof. The Committee shall not be required to take any of the foregoing actions and shall not be required to treat all outstanding Stock Options in the same manner.

         4. If, upon any exercise of a Stock Option, a fractional share of Stock would otherwise be issuable, the Company shall, in lieu of issuing the fractional share, pay the Optionee in cash the Fair Market Value thereof as of the date the Stock Option was exercised.

                                  ARTICLE VIII
                        AMENDMENT AND TERMINATION OF PLAN

         1. The Board, without further approval of the shareholders, may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as the Board may deem appropriate and in the best interest of the Company; provided, however, that no such amendment shall be made which would, without approval of the shareholders:

                  A. Materially modify the eligibility requirements for receiving Incentive Stock Options;

                  B. Increase the total number of Common Shares which may be issued pursuant to Incentive Stock Options, except as is provided for in accordance with Article VII under the Plan;

                  C. Reduce the minimum option price per Share;

                  D. Extend the period of granting Incentive Stock Options; or

                  E. Materially increase in any other way the benefits accruing to Optionees;

unless such approval is not required by the Code.


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         2. No amendment, suspension or termination of this Plan shall, without the Optionee's consent, alter or impair any of the rights or obligations under any Incentive Stock Option theretofore granted to him under the Plan.

         3. No ISO may be granted during any suspension of the Plan or after termination of the Plan.

                                   ARTICLE IX
                        GOVERNMENT AND OTHER REGULATIONS

         1. The obligation of the Company to issue, transfer and deliver Common Shares for Incentive Stock Options exercised under the Plan shall be subject to all applicable laws, regulations, rules, orders and approval which shall then be in effect and required by the relevant stock exchanges on which the Common Shares are traded and by government entities as set forth below or as the Committee in its sole discretion shall deem necessary of advisable. The Company shall not be required to issue Common Shares unless the Committee has received evidence satisfactory to it that the issuance of the Common Shares will not constitute or result in a violation of applicable law, including, without limitation, the Securities Act of 1933, as amended. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company may, but shall in no event by obligated to, take any action in order to cause the exercise of an Incentive Stock Option or the issuance of Common Shares pursuant thereto to comply with any law or regulation of any government authority.

                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

         1. No person shall have any claim or right to be granted an Incentive Stock Option under the Plan, and the grant of an ISO under the Plan shall not be construed as giving an Optionee the right to be retained in the employ of the Company. Furthermore, the Company expressly reserves the right at any time to dismiss an Optionee with or without cause, free from any liability, or any claim under the Plan, except as provided herein or in an option agreement or in any agreement between the Company and the Optionee.

         2. Any expenses of administering this Plan shall be borne by the Company.

         3. The place of administration of the Plan shall be in the State of Colorado, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Colorado.

         4. Without amending the Plan, grants may be made to employees of the Company who are foreign nationals or employed outside the United States, or both, on such terms and conditions, consistent with the Plan's purpose, different from those specified in the Plan as may, in the judgment


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of the Committee, be necessary or desirable to create equitable opportunities given differences in tax laws in other countries.

         5. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Incentive Stock Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Committee member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

         6. Incentive Stock Options may be granted under this Plan from time to time, in substitution for incentive stock options held by employees of other corporations who are about to become employees of the Company or any parent or subsidiary of the Company as the result of a merger or consolidation of the employing corporation with the Company or any parent or subsidiary of the Company or the acquisition by the Company or any parent or subsidiary of the Company of the assets of the employing corporation or the acquisition by the Company of stock of the employing corporation as a result of which it becomes a subsidiary of the Company. The terms and conditions of such substitute incentive stock options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board of Directors of the Company at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the incentive stock options in substitution for which they are granted, but no such variations shall be such as to affect the status of any such substitute incentive stock options as an incentive stock option under Section 422 of the Code.

         7. Notwithstanding anything to the contrary in the Plan, if the Committee finds by a majority vote, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment by the Company or any parent or subsidiary of the Company which damaged the Company or any parent or subsidiary corporation, or for disclosing trade secrets of the Company or any parent or subsidiary of the Company, the Optionee shall forfeit all unexercised Incentive Stock Options and all exercised ISO's under which the Company has not yet delivered the certificates and which have been earlier granted the Optionee by the Committee. The decision of the Committee as to the cause of an Optionee's discharge and the damage done to the Company shall be final. No decision of the Committee, however, shall affect the finality of the discharge of such Optionee by the Company or any parent or subsidiary of the Company in any manner.


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                                   ARTICLE XI
                     SHAREHOLDER APPROVAL AND EFFECTIVE DATE

         Upon approval by the shareholders of the Company, this Plan shall become unconditionally effective as of January 13, 1989. No stock option may be granted after January 13, 1999; provided however, that the plan and all outstanding Incentive Stock Options shall remain in effect until such ISO's have expired or until such options are canceled. If the shareholders shall not approve the Plan, the Plan shall not be effective, and any and all actions taken prior thereto shall be null and void or shall, if necessary, be deemed to have been fully rescinded.

                                   ARTICLE XII
                                WRITTEN AGREEMENT

         Each Incentive Stock Option granted hereunder shall be embodied in a written Incentive Stock Option Agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the Optionee and by the President or any Vice President of the Company, for and in the name and on behalf of the Company. Each such Incentive Stock Option Agreement shall contain such other provisions as the Committee in its discretion shall deem advisable.

         This Amended and Restated 1989 Incentive Stock Option Plan was adopted by the Board of Directors of United States Exploration, Inc. on June 29,1998.



                                        /s/ F. MICHAEL MURPHY
                                      ------------------------------------
                                      F. Michael Murphy, Secretary

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



Number of Shares                              Date of Grant
                 -------------------                        -------------------

                        INCENTIVE STOCK OPTION AGREEMENT


         AGREEMENT made this ____ day of ___________, 19__, between ___________________ (the "Optionee"), and United States Exploration, Inc., a Colorado corporation (the "Company").

         1. Grant of Option. The Company, pursuant to the provisions of the United States Exploration, Inc. Amended and Restated 1989 Incentive Stock Option Plan (the "Plan"), a copy of which is attached as Exhibit A hereto, hereby grants to the Optionee, subject to the terms and conditions set forth or incorporated herein, an option (the "Option") to purchase from the Company up to an aggregate of ____________ Common Shares at the purchase price of $________ per share. The Plan is incorporated herein by reference and the Option is subject in all respects to the provisions of the Plan. Terms capitalized but not defined herein are used as defined in the Plan. The Option is intended to qualify as an Incentive Stock Option under Code Section 422.

         2. Exercise. The Option shall not be exercisable prior to the first anniversary of the date of Grant. On the first anniversary of the date of Grant, the Option shall become exercisable for one-third of the total number of Shares and on each of the second and third anniversaries of the date of Grant, the Option shall become exercisable for an additional one-third of the total number of Shares. The Option may be exercised at any time and from time to time, in whole or in part, on or before __________, __________, for any Common Shares as to which it has then become exercisable. The Option shall be exercisable by the delivery to and receipt by the Company of (i) a written notice of election to exercise, in the form attached hereto as Exhibit B, specifying the number of shares to be purchased; (ii) payment of the full purchase price thereof in cash or certified check payable to the order of the Company, or by fully-paid and nonassessable Common Shares of the Company, properly endorsed over to the Company, or any combination thereof, and (iii) this Stock Option Agreement for endorsement hereon of exercise by the Company. In the event fully paid and nonassessable Common Shares are submitted as whole or partial payment for Common Shares to be purchased hereunder, such Common Shares will be valued at their Fair Market Value (as defined in the Plan) as of the date of exercise.

         3. Transferability. The Option evidenced hereby is not assignable or transferable by the Optionee other than by the Optionee's will or by the laws of descent and distribution, as provided in paragraph 9 of Article VI of the Plan. The Option shall be exercisable only by the Optionee (or his legal representative) during the Optionee's lifetime.

         4. Limitations Upon Issuance of Stock. Anything contained herein to the contrary notwithstanding, no Common Shares will be issued upon exercise of the Option until the Company is satisfied that such shares may be issued in compliance with all applicable laws and regulations, including, without limitation, federal and applicable state securities laws, and with the requirements of any stock exchange upon which the Common Shares are then listed. In that connection, the


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


Company may require the Optionee, as a condition to issuing such shares, to execute such covenants and certificates, containing such agreements and representations, as the Company deems appropriate to establish the availability of exemptions from federal and applicable state securities laws and otherwise to effect or establish such compliance. The Company will not have any liability with respect to any failure to issue shares as a result of the provisions of this paragraph 4.

         5. Acceptance by Optionee. This Option shall be void and of no force or effect unless the Optionee executes the Acceptance at the end of the Option and returns an executed copy to the Company within 30 days after the date of Grant.

                                      UNITED STATES EXPLORATION, INC.


                                      By:
                                         --------------------------------------
                                      Its:
                                          -------------------------------------


                                   ACCEPTANCE

         Optionee hereby acknowledges receipt of a copy of this Option and the Plan and accepts this Option subject to each and every term and provision of the Plan. Optionee hereby agrees to accept as binding, conclusive and final, all decisions or interpretations of the Committee of administering the Plan on any questions arising under the Plan.

Dated:
      --------------------------             ----------------------------------
                                             Optionee

                                             ----------------------------------
                                             Print Name

                                             ----------------------------------
                                             Address


                                             ----------------------------------
                                             Social Security No.
                                                                ---------------

                                    EXHIBIT B

                                                                  Date:
United States Exploration, Inc.                                        ---------
1560 Broadway, Ste. 1900
Denver, CO 80202

Dear Sir:

         In accordance with paragraph 2 of the Stock Option Agreement evidencing the Option granted to me on ______________ under the United States Exploration, Inc. 1989 Amended and Restated Incentive Stock Option Plan, I hereby elect to exercise the Option to the extent of _____________ Common Shares.

         Enclosed are:

         (i) Certificate(s) No.(s) ________________ representing fully-paid Common Shares of United States Exploration, Inc. endorsed to the Company with signature guaranteed; and/or

         (ii) a certified check payable to the order of United States Exploration, Inc. in the amount of $_______________ in payment of the purchase price of $________________ for the Shares for which I have elected to exercise the Option. I am also enclosing the original Stock Option Agreement for endorsement thereon of the exercise. I acknowledge that the Common Shares (if any) submitted as part payment for the exercise price due hereunder will be valued by the company at their Fair Market Value (as defined in the Plan) as of the date this notice of exercise is received by the Company.

         In the event I hereafter sell any Common Shares issued pursuant to this option exercise within one year from the date of exercise or within two years after the date of grant of the Option, I agree to notify the Company promptly of the amount of taxable compensation realized by me by reason of such sale for Federal income tax purposes.

         When the certificate for Common Shares which I have elected to purchase has been issued, please deliver it to me, along with my endorsed Stock Option Agreement in the event there remains an unexercised balance of Shares under the Option, at the address set forth below:

                                             Very truly yours,



                                             -----------------------------------
                                             Signature of Optionee


                                             ----------------------------------
                                             Print Name

                                             ----------------------------------
                                             Address:



                                             ----------------------------------

                                             ----------------------------------

Optionee                                    Date of Grant
        ---------------------------------                ----------------------


                                   SCHEDULE I

                                UNEXERCISED                                                              ENDORSING
                                  SHARES                PAYMENT                  SHARES                  OFFICER
         DATE                   PURCHASED               RECEIVED                REMAINING                INITIALS
                                ---------               --------                ---------                --------














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